Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): JUNE 5, 2006

FIRSTWAVE TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Georgia (State or other jurisdiction of incorporation)	0-21202 (Commission File Number)	58-1588291 (I.R.S. Employer Identification No.)

5575 Glenridge Drive NE
Bldg. E, Suite 400
Atlanta, Georgia 30328
(Address of principal executive offices)

(770) 250-0360
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective June 5th, 2006, David Kane has relinquished his roles as Vice President and Controller, Secretary, Treasurer, and principal accounting and financial officer, of Firstwave Technologies, Inc. Mr. Kane’s leaving the company was not due to any disagreement between Mr. Kane and Firstwave on any matter relating to the company’s operations, policies or practices. Mr. Kane has left the company to pursue other business opportunities. Steven Deerwester has been appointed as the company’s Vice President of Finance by the Company’s Board of Directors. Mr. Deerwester having over twenty five years of accounting and finance experience will serve as the Controller, Secretary, Treasurer, and principal accounting and financial officer of Firstwave.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTWAVE TECHNOLOGIES, INC. By: /s/ Steven Deerwester Steven Deerwester Controller

Date: June 5, 2006